UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2019

MGM Growth Properties LLC

MGM Growth Properties Operating Partnership LP

(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135

(Address of principal executive offices – Zip Code)

(702) 669-1480

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

MGM Growth Properties LLC	Emerging growth company ☐
MGM Growth Properties Operating Partnership LP	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 3.02 Other Events.

The information set forth in Item 8.01 under the heading “Private Placement of Operating Partnership Units” is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

Sales Agreement

On April 30, 2019, MGM Growth Properties LLC (the “Company”) entered into a sales agreement with BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc. (each, a “sales agent” and, collectively, the “sales agents”) and the forward purchasers (as defined below) providing for the offer and sale of Class A common shares representing limited liability company interests (the “Class A shares”) of the Company, having an aggregate gross sales price of up to $300,000,000 from time to time (the “ATM Program”) through the sales agents, acting as the Company’s sales agents or, if applicable, as forward sellers (as defined below), or directly to the sales agents acting as principal.

Sales of the Company’s Class A shares, if any, made through the sales agents, as the Company’s sales agents or as forward sellers pursuant to the sales agreement, may be made (1) in “at-the-market” offerings (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)) by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made on the New York Stock Exchange (the “NYSE”), sales made to or through market makers and sales made through other securities exchanges or electronic communications networks and (2) in such privately negotiated transactions, which may include block trades, as the Company and any sales agent may agree.

The sales agreement contemplates that, in addition to the issuance and sale by the Company of Class A shares to or through the sales agents, the Company may enter into separate forward sale agreements (each, a “forward sale agreement” and, collectively, the “forward sale agreements”), each with any of BNP Paribas, Crédit Agricole Corporate and Investment Bank and The Bank of Nova Scotia (in such capacity, each, a “forward purchaser” and, collectively, the “forward purchasers”). If the Company enters into a forward sale agreement with any forward purchaser, the Company expects that such forward purchaser will attempt to borrow from third parties and sell, through the relevant sales agent, acting as sales agent for such forward purchaser, Class A shares to hedge such forward purchaser’s exposure under such forward sale agreement. The Company refers to a sales agent, when acting as sales agent for the relevant forward purchaser, as, individually, a “forward seller” and, collectively, the “forward sellers.” Unless otherwise expressly stated or the context otherwise requires, references herein to the “related” or “relevant” forward purchaser mean, with respect to any sales agent, the affiliate of such sales agent that is acting as forward purchaser or, if applicable, such sales agent acting in its capacity as forward purchaser. The Company will not initially receive any proceeds from any sale of Class A shares borrowed by a forward purchaser and sold through a forward seller.

The Company currently expects to fully physically settle each forward sale agreement, if any, with the relevant forward purchaser on one or more dates specified by the Company on or prior to the maturity date of such forward sale agreement, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares specified in such forward sale agreement multiplied by the relevant forward price per share. However, subject to certain exceptions, the Company may also elect, in its sole discretion, to cash settle or net share settle all or any portion of the Company’s obligations under any forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or Class A shares (in the case of net share settlement) to the relevant forward purchaser.

In no event will the aggregate gross sales price of Class A shares sold by the Company to or through the agents, acting as the Company’s sales agents or as principals, and by the forward purchasers through the forward sellers, exceed $300,000,000.

The Company will pay the applicable sales agent a commission at a mutually agreed rate that will not (except as provided below) exceed, but may be lower than, 2.0% of the gross sales price per share of any Class A shares sold through such sales agent, as the Company’s sales agent, under the sales agreement. In connection with each forward sale agreement, the Company will pay the applicable sales agent, acting as forward seller in connection with such forward sale agreement, a commission, in the form of a reduction to the initial forward price under the related forward sale agreement, at a mutually agreed rate that will not (except as provided below) exceed, but may be lower than, 2.0% of the gross sales price per share of the borrowed Class A shares sold through such sales agent, as forward seller, during the applicable forward hedge selling period for such shares (subject to certain possible adjustments to such gross sales price for daily accruals and any quarterly dividends having an “ex-dividend” date during such forward hedge selling period).

None of the sales agents, whether acting as the Company’s sales agent or as a forward seller, is required to sell any specific number or dollar amount of Class A shares but each has agreed to use its commercially reasonable efforts to sell, on the terms and subject to the conditions of the sales agreement, Class A shares on terms agreed upon by such sales agent, the Company and, in the case of shares offered through such sales agent as forward seller, the relevant forward purchaser from time to time. The Class A shares offered and sold through the sales agents, as the Company’s sales agents or as forward sellers, pursuant to the sales agreement will be offered and sold through only one sales agent on any given day.

Under the terms of the sales agreement, the Company may also sell Class A shares to one or more of the sales agents as principal, at a price per share to be agreed upon at the time of sale. If the Company sells shares to one or more of the sales agents as principal, the Company will enter into a separate terms agreement with such sales agent or sales agents, as the case may be, and the Company will describe the terms of the offering of those shares in a separate prospectus supplement. In any such sale to a sales agent as principal, the Company may agree to pay the applicable sales agent a commission or underwriting discount that may exceed 2.0% of the gross sales price per Class A share sold to such sales agent, as principal.

The Company intends to use the net proceeds it receives from the issuance and sale of any Class A shares to or through the sales agents and any net proceeds it receives upon settlement of any forward sale agreements with the relevant forward purchasers for general corporate purposes, which could include, among other things, financing future acquisition or investment opportunities, working capital or to pay indebtedness, including revolver draws.

Any Class A shares that the Company may offer, issue and sell, and any borrowed Class A shares that the forward purchasers may offer and sell, pursuant to the sales agreement will be offered and sold pursuant to an effective registration statement on Form S-3 (File No. 333-218090) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on May 18, 2017, a base prospectus dated May 18, 2017 and a prospectus supplement dated April 30, 2019 filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing descriptions of the sales agreement and the forward sale agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the sales agreement (including such form of forward sale agreement included therein), which is filed as Exhibit 1.1 hereto. The sales agreement is also incorporated by reference into the Company’s Registration Statement.

The representations, warranties and covenants contained in the sales agreement were made only for purposes of the sales agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the sales agreement and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the sales agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the sales agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the sales agreement, which subsequent developments may not be fully reflected in the Company’s public disclosure.

Private Placement of Operating Partnership Units

In connection with the ATM Program, pursuant to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership, the Operating Partnership will, from time to time in connection with any sales by the Company of Class A shares under the ATM Program, issue Operating Partnership units to the Company on a one-to-one basis with the number of Class A Shares sold by the Company in such sales. The Operating Partnership units are exchangeable into the Company’s Class A shares on a one-to-one basis or cash at the fair value of a Class A share. The determination of settlement method will be at the option of the Company’s independent conflicts committee.

Any Operating Partnership units issued to the Company are not and will not be registered under the Securities Act, or any state securities law and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Operating Partnership will may any such offers and sales of Operating Partnership units to the Company in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder based on the Company’s status as an accredited investor, as defined in the Securities Act. The Operating Partnership is a subsidiary of the Company.

Opinion

The legal opinion of Milbank LLP regarding the validity of the Class A shares to be sold pursuant to the sales agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

1.1	Sales Agreement, dated April 30, 2019, among MGM Growth Properties LLC, MGM Growth Properties Operating Partnership LP, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc., Evercore Group L.L.C., Fifth Third Securities, Inc., Scotia Capital (USA) Inc. and SMBC Nikko Securities America, Inc.

5.1	Opinion of Milbank LLP

23.1	Consent of Milbank LLP (included in the opinion filed as Exhibit 5.1)

99.1	Form of Forward Sale Agreement, between MGM Growth Properties LLC and a forward purchaser (included in Exhibit 1.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: April 30, 2019	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary

MGM Growth Properties Operating Partnership LP

Date: April 30, 2019	By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Secretary